Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Exhibit 10.2

FIRST AMENDMENT TO
GAS GATHERING AND PROCESSING AGREEMENT

THIS is the FIRST AMENDMENT (“Amendment”) to the GAS GATHERING AND PROCESSING AGREEMENT, dated effective October 1, 2012 (the “Agreement”), by and between EAGLE ROCK FIELD SERVICES, L.P. (“Gatherer”) and BP AMERICA PRODUCTION COMPANY (“Owner”). Gatherer and Owner are sometimes hereinafter referred to individually as a (“Party”) and collectively as the (“Parties”). The terms used in this Amendment will have the same meaning as the same terms used in the Agreement.

WITNESSETH

WHEREAS, Gatherer and SEMINOLE GAS COMPANY, L.L.C. (“Seminole”) are parties to that certain Compression and Treating Agreement dated October 1, 2005, as amended (the “CTA”);
WHEREAS, Gatherer uses the CTA to provide compression and treating services for Owner’s Gas;

WHEREAS, Gatherer and Owner have agreed to share the costs associated with the CTA, a copy of which is attached to this Amendment as Exhibit “A”, and to provide for additional well dedications by Owner to Gatherer; and

WHEREAS, the Parties now desire to amend the Agreement as stated below effective as of the 1st day of July, 2013.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, Gatherer and Owner agree to amend the Agreement as follows:

1.	Article IX, FEES, Section 9.1 of the Agreement shall be amended by adding the following language to the end of the paragraph:

“Effective July 1, 2013 and continuing for the term of the CTA or a replacement agreement, each Month Gatherer shall charge Owner [***] percent ([***]%) of the fee charged to Gatherer by Seminole pursuant to the CTA ($[***] being the initial [***]% fee) for compression and treating services for Owner’s Gas pursuant to Exhibit “D”. Notwithstanding the above, Owner shall receive [***]% of any credit received by Gatherer from Seminole where the monthly average compressor performance is less than [***]%. Gatherer shall allocate these fees to Owner’s gas pursuant to the new Section 10.6, set forth hereinafter. The Parties agree that any replacement agreement or amendment intended to supersede, modify, or terminate the CTA prior to the end of the primary term of the CTA (being three (3) years) shall not be effective unless and until Owner provides prior written consent to such replacement agreement or amendment, which consent shall not be unreasonably withheld or delayed. During the term of the CTA or a replacement agreement or amendment thereof, Gatherer will not exercise any right it may have to terminate that certain Letter Agreement dated October 2, 2002, by and between CMS Energy Field Services (now PVR Natural Gas Gathering L.L.C. (“PVR”)) and BP America Production Company (now Eagle Rock Field Services, L.P.), providing for a lease by Gatherer of PVR’s Natural Gas Gathering System.”

Gatherer agrees to notify Owner of any exceptions related to Seminoles’ compressor performance guarantee pursuant to the CTA within seven (7) days of receiving acknowledgment from Seminole.”

2.	Article X, ALLOCATION AND DISPOSITION, of the Agreement shall be amended by adding the following Section 10.6 to the Agreement with the following language:

10.6 Gatherer agrees to perform all calculations, allocations, dispositions, and other duties specified in Sections 10.1 through 10.5 for Owner’s Gas dedicated in the amended Section 15.4, set forth hereinafter, back to the Well’s

Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

wellhead. Gatherer agrees to allocate the CTA fees pursuant to Section 9.1 of this Amendment in a ratio that the volume of Gas measured in Heating Value from each Well listed on Exhibit D of this Amendment bears to the total volume of gas measured in Heating Value from all Wells listed on Exhibit D hereto. Owner agrees to provide, or cause to be provided, all information necessary for Gatherer to perform all calculations, allocations, dispositions, and other duties specified in Sections 10.1 through 10.5.

3.	Article XV, TERM AND DEDICATION, of the Agreement shall be amended by adding the following Section 15.4 to the Agreement with the following language:

15.4 Owner agrees to dedicate to the performance of this Agreement Gas produced from its current and future Wells connected to the PVR Courson Ranch and Superior Pipeline Texas L.L.C. (“Superior”) Etheredge gathering systems for the term of the CTA or a subsequent replacement agreement. Gas produced from Wells on the PVR Courson Ranch shall be delivered to Gatherer via the Reed and/or Mathews delivery points. Gas produced from Wells on the Superior Etheredge gathering system shall be delivered to Gatherer at Gatherer’s Dumler Compressor Station Receipt Point located in Section 23, Block 1, I&GN RR CO Survey, Hemphill County. Refer to Exhibit “B” for a list of dedicated Wells on the PVR Courson Ranch gathering system. Refer to Exhibit “C” for a list of dedicated Wells on the Superior gathering system.

All other terms of the Agreement, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment to the Agreement on the dates shown below.

BP AMERICA PRODUCTION COMPANY        EAGLE ROCK FIELD SERVICES, L.P.
By its general partner, Eagle Rock Pipeline GP, LLC

By: /s/ David W. Grisko                By: Roger A. Fox
Name:     David W. Grisko                Name: R. A. Fox
Title: Attorney-in-Fact                    Title: SVP Midstream Business
Date: 8/1/2013                        Date: 7/23/2013

Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Exhibit A
To
First Amendment to Gas Gathering And Processing Agreement

SECOND AMENDMENT
To
COMPRESSION AND TREATING AGREEMENT

This Second Amendment to the Compression and Treating Agreement (hereinafter referred to as “Amendment”) is made and entered into as of July 1, 2013, by and between Seminole Gas Company, L.L.C. (hereinafter referred to as “Seminole”) and Eagle Rock Field Services, L.P. (hereinafter referred to as “Eagle Rock”). Seminole and Eagle Rock may be referred to individually as a “Party” or collectively as the “Parties”.

WHEREAS, Seminole and Eagle Rock (as successor to BP America Production Company, are parties to that certain Compression and Treating Agreement, dated October 1, 2005 (the “Master Agreement”);

WHERAS, Exhibit A to the Master Agreement was previously amended, commencing effective October 1, 2008 (the “First Amendment”); and

WHEREAS, Seminole and Eagle Rock wish to amend the Master Agreement, as amended, in the manner specified below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which each Party hereby acknowledges, Seminole and Eagle Rock hereby agree to amend the Master Agreement as follows:

1.	Exhibit “A

The attached Second Amended Exhibit “A” shall hereby replace and supersede Exhibit “A”, as previously amended under the First Amendment, in its entirety.

2.	Delivery Points

The Parties herby agree that Gas will no longer be compressed and treated under the Master Agreement at the 13-73 Delivery Point.

3.	Term

The Parties hereby agree to extend the Term of the Agreement, commencing July 1, 2013, for a period of three (3) years, and year to year thereafter until terminated, such termination to be effective at the end of such three (3) year extension or any year thereafter by either Party giving at least six (6) Months prior written notice to the other Party

4.	Performance

Seminole hereby guarantees that the services described and to be provided under the Master Agreement and as amended herein will be mechanically available 95% of the time beginning after the first thirty (30) days of operation. In the event the mechanical availability is less than 95% when averaged over a one (1) month

Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

period, a penalty will be assessed against Seminole whereby the monthly compression and Treating Fee will be determined by multiplying the normal monthly compression by the percentage of time the equipment was available and dividing that product by 95%. To be eligible for the penalty described herein, Eagle Rock must make a written request for credit with substantiation of the downtime within thirty (30) days after the period in which this performance guarantee is not met. Downtime to the extent resulting from the following causes is exempt from this guarantee:

•	for the convenience of Eagle Rock;

•	for routine maintenance and inspection, limited to four (4) hours per month per compression unit;

•	because of the unavailability of gas;

•	because of free liquids and/or solids in the gas stream

•	because of high discharge pipeline pressures

•	because of Eagle Rock negligence;

•	because of regulatory restrictions imposed on Seminole that arise for changes the gas composition;

•	because of events outside the control of Seminole that are not related to the Courson Ranch Facilities;

Except as amended or modified by this Second Amendment, the Master Agreement, and each of its terms and provisions, shall remain in full force and effect.

IN WITNESS WHEREOF, this Second Amendment to Compression and Treating Agreement has been executed by the Parties as of the date first above written.

Seminole Gas Company, L.L.C.	Eagle Rock Field Services, L.P.

________________________________        ______________________________

Name: _________________________        Name: _______________________
Title: __________________________        Title: ________________________

Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

SECOND AMENDED EXHIBIT “A”

TO

COMPRESSION AND TREATING AGREEMENT
Between
Eagle Rock Field Services, L.P.
And
Seminole Gas Company, L.L.C.

Delivery Point

Inlet of the compressor unit located at the 16-65 Delivery point, Section 167, Blk C, H&M Survey, Roberts County, Texas

Maximum Daily Pressures and Volumes

Inlet Pressure     [***] psig         Max Volume - [***] Mcf per day (Seminole East)
Inlet Pressure [***] psig        Max Volume - [***] Mcf per day (Seminole East)

Minimum Inlet Pressure

Inlet pressure shall never be at a vacuum or measured at the inlet side of Seminole’s compressor.

Maximum Outlet Pressure

Outlet pressure shall be [***] psig as measured at the outlet of Seminole’s treating facility.

Compression and Treating Fee

Seminole will be paid a monthly Compression and Treating Fee commencing on the 1st day of July, 2013, continuing during the Term of this Agreement. The monthly Compression and Treating Fee will be $[***]. Eagle Rock further agrees to pay for water hauling services from the 16-65 Delivery Point. The service for the water hauling will be added to the monthly compressor and treating statement billed monthly to Eagle Rock.

Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Exhibit B
To
First Amendment to Gas Gathering And Processing Agreement
Effective July 1, 2013
Dedicated Wells on PVR Courson Ranch Gathering System

PVR Meter Number	BP Meter Number	Well Name	Gatherer Receipt Point
70,134		Lips B#9	Reed
658,314	5,542	Kan City Min Roy CO GU/A/2AL	Mathews
195,487	79,120	McLain Gas Unit #2	Mathews
70,003	80,237	Brainard Unit #3	Mathews
195,464	70,726	Mathews Unit #2	Mathews
195,482	76,833	Mathews Unit #3	Mathews
70,022	310,585	Brainard, E.S.F. #3	Mathews
70,035	311,267	Mathews 2 - #1	Mathews
195,350	22	Austin Unit #2	Reed
195,082	650	Jarvis, Raymond #1	Mathews
195,436	65,133	Austin Unit #3	Reed
195,477	74,528	Jarvis, Raymond #2	Mathews
195,488	78,829	Beck Unit /B/#4	Mathews
195,497	78,902	Jarvis, Raymond #3	Mathews
70,001	80,091	Austin Unit #4	Reed
195,344	320	Pearson Unit /F/#2	Mathews
195,076	490	Pearson Unit /D/#1	Mathews
195,123	4,690	Pearson Unit /F/#1	Mathews
70,007	310,580	Crumb, Nadine #1	Reed
195,372	126	Lips Ranch /B/#26	Reed
195,418	140	Courson /B/13	Reed
195,044	322	Lips Ranch /B/#1	Reed
195,081	4,700	Lips Ranch /B/#15	Reed
195,099	5,009	Lips Ranch /B/#11	Reed
195,420	49,872	Lips Ranch /B/#11-31	Reed
195,439	49,876	Lips Ranch /B/#15-35	Reed
195,423	65,463	Lips Ranch /B/#15-32	Reed
195,467	71,203	Lips Ranch /B/#11-48	Reed
195,472	72,253	Lips Ranch /B/#13-47	Reed
70,041	312,375	Courson /B/#13-64	Reed
658,310	3,932	Lips Ranch /B/#8	Reed
195,486	77,867	Lips Ranch /B/#8-49	Reed
195,109	132	Lips Ranch /B/#19	Reed
195,080	134	Lips Ranch /B/#17	Reed
195,411	138	Lips Ranch /B/#14	Reed
658,313	3,934	Lips Ranch /B/#25	Reed
195,337	3,960	Lips Ranch /B/#17-23	Reed
195,424	49,483	Lips Ranch /B/#8-36	Reed
195,446	65,458	Lips Ranch /B/#14-40	Reed

Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

195,484	77,644	Lips Ranch /B/#19-59	Reed
195,485	77,760	Lips Ranch /B/#17-53 (COMM.)	Reed
70,008	81,689	Brainard, E.S.F. #1	Mathews
70,011	82,199	Courson /D/#2-157	Reed
70,020	87,859	Courson /D/#2-170	Mathews
70,026	308,509	Brainard, E.S.F. #5 UT	Mathews
70,030	309,991	Courson /D/#1-172	Reed
195,419	146	Lips Ranch /B/#3	Reed
195,412	148	Courson B #4	Reed
195,431	48,370	Lips Ranch /B/#4-33 L	Reed
195,440	48,939	Lips Ranch /B/#3-39	Reed
195,421	48,966	Lips Ranch /B/#4-37	Reed
195,438	65,445	Lips Ranch /B/#12-38	Reed
195,454	67,480	Lips Ranch /B/#1-41 L	Reed
195,457	67,495	Lips Ranch /B/#3-43 L	Reed
195,468	73,003	Courson B 4-52	Reed
195,490	78,466	Lips Ranch /B/#4-60	Reed
70,033	310,579	Brainard #4-4	Reed
195,096	324	McIntire, W B, /B/ #1	Reed
195,422	65,473	McIntire, W B, /B/ #2	Reed
195,432	65,476	McIntire, W B, /B/ #3	Reed
195,078	142	Lips Ranch /B/ #12	Reed
658,440	48,636	Lips Ranch /B/ #9-30	Reed
70,004	80,782	Courson /C/ #1 (Morrow)	Mathews
70,017	85,841	Courson /C/ #2	Mathews
35,052	735	Mathews Unit #1	Mathews
35,061	667	Beck Unit /B/#1	Mathews
52,240	100	McIntire, W B, /A/15#2	Reed

Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Exhibit C
To
First Amendment to Gas Gathering And Processing Agreement
Effective July 1, 2013
Dedicated Wells on Superior Etheredge Gathering System

Meter Number	Well Name	Owner Working Interest	Gatherer Receipt Point
77,895	Etheredge Gas Unit #1	87.500014%	Dumler Compressor Station
77,897	Etheredge Gas Unit #2	87.500014%	Dumler Compressor Station
77,898	Etheredge Gas Unit #3	87.500054%	Dumler Compressor Station
77,899	Etheredge Gas Unit #4	87.500054%	Dumler Compressor Station
77,900	Etheredge Gas Unit #5L	87.500054%	Dumler Compressor Station
78,015	Etheredge Gas Unit #5U	87.500054%	Dumler Compressor Station
77,901	Etheredge Gas Unit #6L	87.500014%	Dumler Compressor Station
78,016	Etheredge B 6U	87.5%	Dumler Compressor Station
77,903	Etheredge Gas Unit #7L	87.500014%	Dumler Compressor Station
77,902	Etheredge Gas Unit #7U	87.500014%	Dumler Compressor Station
77,904	Etheredge Gas Unit #8	87.500014%	Dumler Compressor Station

Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***]

Exhibit D
To
First Amendment to Gas Gathering And Processing Agreement
Effective July 1, 2013
Dedicated Wells on PVR Natural Gas Gathering System

Meter Number	Well Name
313,295	Courson B-13-73
313,613	Courson B-16-79
313,618	Courson B-3-71
313,625	Courson B-16-65
313,627	Courson B-5-77
313,641	Courson B-5-76
313,653	Courson B-5-78
313,012	Courson D-22-2
667	Beck B-46-1
420,204	Courson B 9
310,893	Courson B-14-61
313,615	Courson B-16-44
313,616	Courson B-5-45
313,620	Courson B-22
313,621	Courson B-21
313,622	Courson B-5-29
313,623	Courson B-14-34
313,624	Courson B-28